UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 16, 2006

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (713) 860-1500

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendments to Loan and Security Agreement

As previously disclosed, on January 3, 2006, the Company entered into an amendment (the “Third Amendment”), effective as of December 30, 2005, to the Company’s $80 million revolving credit facility under the Loan and Security Agreement with Bank of America, N.A. The Third Amendment eliminated the Fixed Charge Coverage Ratio test for the period ending November 30, 2005 and provided that the test for the period ending December 31, 2005 will not be made until the Company’s delivery on or before January 16, 2006 of financial statements covering such period. In the event that such financial statements are not delivered by such date, the Company would be deemed to have failed to maintain the minimum Fixed Charge Coverage Ratio for the period ending December 31, 2005.

On January 16, 2006, the Company entered into a further amendment of the credit facility (the “Fourth Amendment”), which extended the deadline for the Company’s submission of financial statements covering the period ending December 31, 2005 from January 16, 2006 to January 20, 2006. On January 20, 2006, the Company entered into a further amendment of the credit facility (the “Fifth Amendment”), which extended the deadline for the Company’s submission of financial statements covering the period ending December 31, 2005 from January 20, 2006 to January 26, 2006.

Capitalized terms used but not defined under this heading have the meaning set forth in the Loan and Security Agreement, dated as of August 1, 2005, and filed as exhibit 10.1 to the Form 8-K dated August 4, 2005.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit.
Exhibit Number	Description
10.1*

Fourth Amendment to Loan and Security Agreement, dated as of January 16, 2006, by and among Bank of America, N.A., Integrated Financial Services, Inc. and the Subsidiaries listed on Annex I and Annex II.

10.2*

Fifth Amendment to Loan and Security Agreement, dated as of January 20, 2006, by and among Bank of America, N.A., Integrated Financial Services, Inc. and the Subsidiaries listed on Annex I and Annex II.

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.
By:	/s/ Curt L. Warnock
Curt L. Warnock
Senior Vice President and General Counsel

Date: January 20, 2006

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EXHIBIT INDEX

Exhibit Number	Description
10.1*

Fourth Amendment to Loan and Security Agreement, dated as of January 16, 2006, by and among Bank of America, N.A., Integrated Financial Services, Inc. and the Subsidiaries listed on Annex I and Annex II.

10.2*

Fifth Amendment to Loan and Security Agreement, dated as of January 20, 2006, by and among Bank of America, N.A., Integrated Financial Services, Inc. and the Subsidiaries listed on Annex I and Annex II.

* Filed herewith

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